                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    Form 8-K

Current Report Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act
                                     Of 1934

       Date of Report (Date of earliest event reported): February 13, 2002

                                -----------------


                           ORATEC Interventions, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-26745
                            (Commission File Number)


           Delaware                                 94-3180773
(State or other jurisdiction of        (I.R.S. Employer Identification No.)
 incorporation or organization)



                                3700 Haven Court
                          Menlo Park, California 94025
             (Address of principal executive offices, with zip code)


                                (650) 369-9904
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On February 13, 2002, ORATEC Interventions, Inc.("ORATEC") entered into
                                                           ------
an Agreement and Plan of Merger (the "Merger Agreement") with Smith & Nephew,
                                      ----------------
Inc. ("Smith & Nephew") and Orchid Merger Corp. A copy of the Merger Agreement
       --------------
is attached hereto as Exhibit 2.1. Concurrently with the execution of the Merger Agreement, certain ORATEC stockholders holding approximately 13.8% of the outstanding shares of ORATEC have entered into Stockholder Agreements with Smith & Nephew, each in the form attached hereto as Exhibit 2.2.

         Also included herein for completeness, and filed herewith as an exhibit incorporated by reference herein, is a press release issued by Smith & Nephew and ORATEC dated February 14, 2002, announcing the signing of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

         ORATEC security holders and any potential investors in ORATEC are advised to carefully read the tender offer statement on Schedule TO, the solicitation / recommendation statement on Schedule 14D-9 and any other documents ORATEC or Smith & Nephew files with the Securities and Exchange Commission in connection with the proposed tender offer or merger when they become available because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when available) and other documents filed by ORATEC at the SEC's website at www.sec.gov. These documents (when available) may also be obtained for free by contacting Nancy V. Westcott at (650) 369-9904 at ORATEC.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  Exhibit No.     Description
                  -----------     -----------
                   2.1            Agreement and Plan of Merger, dated as of
                                  February 13, 2002, by and among Smith &
                                  Nephew, Inc., Orchid Merger Corp. and ORATEC
                                  Interventions, Inc.

                   2.2 Form of Stockholder Agreement dated as of February 13, 2002 among Smith & Nephew, Inc.,
                                  Orchid Merger Corp. and certain stockholders of ORATEC Interventions, Inc. (including a schedule listing each such stockholder and the number of shares owned by such stockholder as set forth in the Stockholder Agreement entered into by such stockholder).

                  99.1            Press Release, dated February 14, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ORATEC INTERVENTIONS, INC.


Dated:  February 19, 2002          By: /s/ KENNETH W. ANSTEY
                                       -----------------------------------
                                       Kenneth W. Anstey
                                       President and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Description
-----------    -----------
2.1            Agreement and Plan of Merger, dated as of February 13, 2002, by and among
               Smith & Nephew, Inc., Orchid Merger Corp. and ORATEC Interventions, Inc.

2.2            Form of Stockholder Agreement dated as of February 13, 2002 among Smith &
               Nephew, Inc., Orchid Merger Corp. and certain stockholders of ORATEC
               Interventions, Inc. (including a schedule listing each such stockholder as set forth in the Stockholder Agreement entered into by such stockholder).

99.1           Press Release, dated February 14, 2002.
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